UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 24, 2020
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DICERNA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36281	20-5993609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

33 Hayden Avenue Lexington, Massachusetts	02421
(Address of registrant’s principal executive office)	(Zip code)

(617) 621-8097
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DRNA	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.
On February 27, 2020, Dicerna Pharmaceuticals, Inc., a Delaware corporation (the “Company”), issued a press release announcing its financial and operational results for the quarter and year ended December 31, 2019. A copy of the press release is furnished herewith as Exhibit 99.1.
On February 20, 2020, the Company announced that it would hold a conference call and live audio webcast at 4:30 p.m., Eastern Time, on February 27, 2020, to discuss its financial and operational results and to provide a general business update.
The information in this Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with our annual review of our compensation and employment arrangements with our executives and other members of our leadership team, we adopted new forms of employment agreements to be entered into with such individuals that we may hire in the future, and amended and/or restated forms of employment agreements with such individuals currently serving in such capacities, including with Douglas M. Fambrough, III, our chief executive officer, Bob D. Brown, our chief scientific officer and senior vice president, and John B. Green, our chief financial officer, each of whom was a named executive officer for 2018.  The material terms of such agreements, amendments and/or restatements will be described in further detail and will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.
In addition, on February 24, 2020, Mr. Green notified us of his intention to retire from his position as chief financial officer of our company. On February 27, 2020, we intend entered into a transition agreement (the “Transition Agreement”) with Mr. Green to provide for, among other things, arrangements in relation to the departure of Mr. Green from our company. The material terms of such agreement will be described in further detail and will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, entitled “Dicerna Announces Fourth Quarter and Full Year 2019 Financial Results and Provides Corporate Update.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2020	DICERNA PHARMACEUTICALS, INC.

	By:	/s/ Douglas M. Fambrough, III
Douglas M. Fambrough, III, Ph.D.
Chief Executive Officer